Helping Build New York City—The Union Way

The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in New York

73	$1.9B	$8M	$4.5B	43,896
Projects	HIT Investment Amount	Building America NMTC Allocation	Total Development Cost	Housing Units Created or Preserved (92% affordable)
24.2M	26,220	$2.2B	$311.4M	$4.8B
Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Total Economic Impact

PROJECT PROFILE:

BETANCES RESIDENCE

The HIT provided $52 million of financing for the new construction of the 152-unit, all affordable, Betances Residence in the Bronx, creating an estimated 633,290 hours of union construction work.

PROJECT PROFILE:

18 SIXTH AVENUE AT PACIFIC PARK

The HIT provided $100 million of financing for the new construction of the 858-unit (30% affordable) 18 Sixth Avenue at Pacific Park, in Brooklyn, creating an estimated 3,881,830 hours of union construction work.

continued

Job and economic impact flgures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of September 30, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Helping Build New York—The Union Way	SEPTEMBER 2021

Elizabeth Seton	1490 Southern Boulevard	Joseph P. Addabbo Family Health Center (Building America)

“When building trades’ pension capital is used to finance 100% union built development in New York City, our pension funds get stronger. When the project also addresses the City’s massive need for affordable housing, it is a win-win.”

—Gary LaBarbera, President

Building and Construction Trades Council of Greater New York

HIGHLIGHTS OF NEW YORK CITY INVESTMENTS

Project	Location	HIT Investment/Building America NMTC Allocation	TDC	Construction Work Hours
1490 Southern Boulevard	Bronx	$35,000,000	$59,120,711	456,530
Betances Senior Apartments	Bronx	$52,000,000	$98,000,000	633,290
18 Sixth Avenue at Pacific Park	Brooklyn	$100,000,000	$710,000,000	3,881,830
33 Bond Street (2017 Bonds)	Brooklyn	$20,000,000	$287,120,000	266,760
606 West 57th St. (2017 Bonds)	Manhattan	$20,000,000	$275,384,620	268,520
606 West 57th St. (2018 Bonds)	Manhattan	$30,000,000	$153,157,894	387,130
Penn South Cooperative (2017)	Manhattan	$55,000,000	$191,000,000	473,480
Joseph P. Addabbo Family Health Center	Queens	$8,000,000	$23,420,528	216,970
Elizabeth Seton Pediatric Center II	Yonkers	$18,300,000	$21,130,584	210,590

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of September 30, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | www.aflcio-hit.com